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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-74186) and Form S-8 (Nos. 33-39627, 33-46687,
33-81986, 33-60947, 333-08597, 333-59509, 333-83563, 333-95589, 333-54436 and
333-81370) of Xicor, Inc. of our report dated January 23, 2002 relating to the financial statements, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP
San Jose, California
March 28, 2002